Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Reserves
Share purchase warrants	$ 83,077	$ 83,077
Share purchase options	22,054	22,349
Restricted share units	6,356	7,196
Long-term investment revaluation reserve, net of tax	(99,214)	(65,586)
Total reserves	$ 12,273	$ 47,036